SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934, as amended (the
                                 "Exchange Act")


                          Date of Report: May 31, 2000


                        ROCKY POINT PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                          WASATCH PHARMACEUTICAL, INC.
                           (Former Name of registrant)

         Nevada                      33-55254-09             87-0434293
(State or other jurisdiction         (Commission file      (IRS Employer
of incorporation                     number)              Identification Number)

50 West Broadway, Suite 1111
Salt Lake City, Utah                                 84101
(Address of Principal Executive offices)             (Zip Code)

1466 Vintry
Salt Lake City, Utah                                 84121
(Former Address of Principal                         (Zip Code)
 Executive offices)

       Registrant's Telephone Number, including area code: (801) 363-1600


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Item 5.           Other Events

On May 31, 2000 at a special shareholders' meeting, the Company's name was changed from Wasatch Pharmaceutical, Inc. to Rocky Point Pharmaceuticals, Inc.

Neil E. Crabtree and Dr. Robert Morrow were elected as directors. Neil E. Crabtree was appointed as President and Dr. Robert Morrow was appointed as Secretary/Treasurer.

Mr. Crabtree and Dr. Morrow are now the only officers and directors after Mark Timothy resigned as President and a Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ROCKY POINT PHARMACEUTICALS, INC.


Dated:  June 22, 2000                       By:
                                                     Neil E. Crabtree
                                                     President and Director


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